Description of the Business	6 Months Ended
Jul. 31, 2020
Description Of Business
Description of the Business
1	Description of the business

Naked Brand Group Limited (“the Group”) is a designer, distributor, wholesaler and retailer of women’s and men’s intimates apparel globally. The Group sells its merchandise through retail and outlet stores in New Zealand and Australia, wholesale operations in New Zealand, Australia, the United States and Europe, and through online channels. The Group operates both licenced and owned brands, including the following:

Licenced brands:

Heidi Klum, Fredericks of Hollywood

Owned brands:

Pleasure State, Davenport, Lovable, Bendon, Fayreform, VaVoom, Evollove, Hickory

In the prior year the following significant changes occurred:

On 28 January 2020, Naked Brand Group Limited agreed to sell all of its rights, title and interest in the trademarks related to the “Naked” and “NKD” brands to Gogogo SRL for a consideration of US $0.6m

On 31 January 2020, the licence agreement with Heidi Klum was terminated by mutual consent for a fee of US$3.5m which is to be paid in monthly instalments up to and including 30 December 2020.

We may continue selling existing Heidi Klum branded products, as well as Heidi Klum branded products manufactured on or prior to June 30, 2020 under existing contracts. The right to continue selling such products will continue until six months after the date of the termination agreement in the Northern Hemisphere and until 12 months after the date of the termination agreement in the Southern Hemisphere. We also may continue selling any inventory bearing the Naked brand that was in existence as of the closing.

The amounts in the financial statements have been rounded to the nearest thousand dollars.